EXHIBIT 24.1

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That each person whose signature appears below, as a Director or Officer of Monsanto Company (the "Company"), a Delaware corporation, with its general offices in the County of St. Louis, Missouri, does hereby make, constitute and appoint CHARLES W. BURSON, MICHAEL D. BRYAN, SONYA M. DAVIS or MICHAEL L. DECAMP, or any one of them acting alone, his or her true and lawful attorneys, with full power of substitution and resubstitution, in his or her name, place and stead, in any and all capacities, to execute and sign a registration statement on Form S-8 covering the registration of securities of the Company to be issued under the Monsanto Savings and Investment Plan, and any amendments or post-effective amendments to such registration statement and documents in connection therewith, to be filed with the Securities and Exchanges Commission under the Securities Act of 1933, as amended, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as they might have done or could do if personally present and executing any of said documents.

Dated and effective as of the 9th of August, 2002.


SIGNATURE                                              TITLE
---------                                              -----

/s/ Frank V. Atlee III                     Chairman and Director
--------------------------------
Frank V. Atlee III


/s/ Hendrik A. Verfaillie                   President and Chief Executive
--------------------------------            Officer (Principal
Hendrik A. Verfaillie                       Executive Officer)


/s/ Terrell K. Crews                        Executive Vice President
--------------------------------            and Chief Financial Officer
Terrell K. Crews                            (Principal Financial Officer)


/s/ Richard B. Clark                        Vice President and Controller
--------------------------------            (Principal Accounting Officer)
Richard B. Clark


/s/ Christopher J. Coughlin                 Director
--------------------------------
Christopher J. Coughlin


/s/ Michael Kantor                          Director
--------------------------------
Michael Kantor


/s/ Gwendolyn S. King                       Director
--------------------------------
Gwendolyn S. King


/s/ Sharon R. Long                          Director
--------------------------------
Sharon R. Long


/s/ Philip Needleman                        Director
--------------------------------
Philip Needleman


/s/ C. Steven McMillan                      Director
--------------------------------
C. Steven McMillan


/s/ William U. Parfet                       Director
--------------------------------
William U. Parfet


/s/ John S. Reed                            Director
--------------------------------
John S. Reed